Supplement dated March 24, 2026
to the following statutory prospectus(es):
JPMorgan Multi-Asset Choice and JPMorgan Multi-Asset Choice New York dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
On May 28, 2025, UBS AM (Americas) entered into a definitive agreement with O'Connor Alternative Investments, LLC, an indirect wholly owned subsidiary of Cantor Fitzgerald, L.P., pursuant to which O'Connor Alternative Investments, LLC will acquire UBS AM (Americas)'s O'Connor investment platform (the "Transaction"). At a meeting held on October 6, 2025, the Board of Trustees of the fund unanimously approved the new investment management agreement between the fund and O'Connor Alternative Investments, which was approved by the fund’s shareholders on December 15, 2025. The Transaction is expected to close during the first quarter of 2026, subject to regulatory approvals and other customary closing conditions.
As a result of this Transaction, effective April 1, 2026, the fund trust, name and Investment Adviser of the Credit Suisse Trust - Commodity Return Strategy Portfolio: Class 2 fund is changed to the following:
Cantor Fitzgerald Variable Insurance Trust - Cantor Fitzgerald Commodity Return Strategy Portfolio: Class 2
Investment Advisor: O’Connor Alternative Investments, LLC
PROS-1161